UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 25, 2006

GABRIEL TECHNOLOGIES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-23415	22-3062052
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

4538 S. 140th Street, Omaha, Nebraska 68137
(Address of principal executive offices, including Zip Code)

(402) 614-0258
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On July 31, 2006, Gabriel Technologies Corporation (the “Company”) issued a press release announcing that the Company’s wholly owned subsidiary, Trace Technologies, LLC, and the Company, on July 25, 2006, entered into an asset purchase agreement with CSI Wireless LLC. A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits:

Exhibit
Number                 Description

99.1	Press Release dated July 31, 2006.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gabriel Technologies Corporation

Dated: July 31, 2006	By:	/s/ Keith Feilmeier
Keith Feilmeier President

Exhibit Index
Exhibit
Number                 Description
99.1                    Press Release dated July 31, 2006